Exhibit (A)(6)(a)

                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF
                      FIVE SIGMA INVESTMENT PARTNERS, L.P.

     The undersigned, desiring to form a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act, 6 Delaware Code, Chapter 17, do hereby certify as follows:

     I. The name of the limited partnership is FIVE SIGMA INVESTMENT PARTNERS, L.P.

     II. The address and phone number of the Partnership's registered office in the State of Delaware is Stradley, Ronon, Stevens & Young, One Rodney Square, 8th Floor, P.O. Box 2170, Wilmington, Delaware 19899-2170, (302) 576-5850. The
name of the Partnership's registered agent for service of process in the State of Delaware at such address and phone number is Richard K. Herrmann, Esquire.

     III. The name and mailing address of each general partner is as follows:

         NAME                                      MAILING ADDRESS

         Rexford Investment                        Suite 320
         Advisors, L.P.                            One Bala Avenue
                                                   Bala Cynwyd, PA 19004

         Ford Ventures, Inc.                       6 Deepwater Court
                                                   Edgewater, MD 21037

     IN WITNESS WHEREOF, the undersigned have executed this Certificate of Limited Partnership of Five Sigma Investment Partners, L.P. as of this 15th day of November, 1995.




                                         REXFORD INVESTMENT ADVISORS, L.P.
                                         GENERAL PARTNER

                                         By: STF Advisors, Inc., General Partner


                                         By:  /s/ Samuel P. Katz
                                              Samuel P. Katz, President

                                         FORD VENTURES, INC.
                                         GENERAL PARTNER


                                         By:  /s/ Michael F. Ford
                                              Michael F. Ford,
                                              President




144540.1